                                TRUST AGREEMENT
                                ---------------


TRUST AGREEMENT, dated as of December 21, 2000 (the "Agreement"), among AmerInst Insurance Company, Ltd., a Hamilton, Bermuda reinsurance company (the "Grantor"), Continental Casualty Company, an Illinois Insurance Company (the "Beneficiary"), and Chase Manhattan Bank, a New York banking corporation, (the "Trustee"). The Grantor, the Beneficiary and the Trustee are hereinafter each sometimes referred to individually as a "Party" and collectively as the "Parties".

                                  WITNESSETH:


WHEREAS, the Grantor and Beneficiary desire that Grantor secure payments of all amounts, at any time and from time to time, owing by Grantor relating to obligations to the Beneficiary under or in connection with certain reinsurance agreements (the "Reinsurance Agreements").

WHEREAS, the Grantor desires to transfer to the Trustee for deposit to a trust account (the "Trust Account") such assets as Grantor may desire to make subject to this Agreement in order to secure payments under or in connection with the Reinsurance Agreements;

WHEREAS, the Trustee has agreed to act as Trustee hereunder, and to hold such assets in trust in the Trust Account for the sole use and benefit of the Beneficiary, subject to the terms of this Agreement;

WHEREAS, this Agreement is made, and for the purpose of setting forth the duties and powers of the Trustee with respect to the Trust Account, subject to the terms of this Agreement; and

WHEREAS, the Trust Account is to be established under the laws of the State of New York;

NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

Section 1.  Deposit of Assets to the Trust Account.
            --------------------------------------

     (a) The Grantor shall establish with the Trustee the Trust Account and the Trustee shall administer the Trust Account in its name as Trustee for the sole benefit of the Beneficiary, under the terms of this Agreement. The Trustee shall receive all assets deposited into the Trust and hold all Trust assets in the United States, in a safe place at the Trustee's office in New York and through its accounts at securities depositories located in the United States. The assets in the Trust Account shall be subject to withdrawal by the Beneficiary solely as provided herein. The duties of the Trustee under this Agreement shall commence at the time the Trustee opens the Trust Account on its records and accepts the deposit of Assets into the Trust Account.

     (b) The Grantor shall transfer to the Trustee for deposit to the Trust Account the unencumbered assets, and may transfer to the Trustee for deposit to the Trust Account such other unencumbered assets as the Grantor may from time to time desire (all such assets are herein referred to individually as an "Asset" and collectively as the "Assets"). The Assets deposited to and held in the Trust Account shall consist only of Eligible Securities (hereinafter defined) and cash.

     (c)  The Grantor hereby represents and warrants that:

          (i) any Assets transferred by the Grantor to the Trustee for deposit to the Trust Account will be in such form that the Beneficiary whenever necessary may, and the Trustee upon direction by the Beneficiary will be able to negotiate any such Assets without consent or signature from the Grantor or any person;

          (ii) the Assets are free of any liens or encumbrances of the Grantor, and

          (iii) all Assets transferred by the Grantor to the Trustee for deposit to the Trust Account shall consist only of Eligible Securities.

     (d) The Assets shall be held by the Trustee at its offices in the United States, or through its account at a Federal Reserve Bank under the Treasury Reserve Automated Debt Entry System, or at a securities depository appropriate for such type of Eligible Security, such as The Depository Trust Company and Participants Trust Company.

Section 2.  Withdrawal of Assets from the Trust Account.
            -------------------------------------------

     (a) Without notice from the Beneficiary to the Grantor, the Beneficiary shall have the right, at any time and from time to time, to withdraw from the Trust Account, upon written notice to the Trustee (the "Withdrawal Notice"), such Assets as are specified in such Withdrawal Notice. The Withdrawal Notice shall be signed by authorized officers of the Beneficiary as set forth in Beneficiary's banking resolution, or as set forth in a separate letter of instruction signed by authorized officers of the Beneficiary pursuant to such banking resolution. The Withdrawal Notice shall designate that the Assets specified therein shall be delivered to the

          Beneficiary's account pursuant to instructions provided in the Withdrawal Notice. The Beneficiary need present no statement or document in addition to a Withdrawal Notice in order to withdraw any Assets; nor is said right of withdrawal or any other provision of this Agreement subject to any conditions or qualifications not contained in this Agreement.

     (b) Upon receipt of a Withdrawal Notice, the Trustee shall immediately take any and all steps necessary to transfer all right, title vested in the Trustee and interest in the Assets specified in such Withdrawal Notice, and shall deliver custody of such Assets to or for the account of the Beneficiary, as set forth in the preceding paragraph.

     (c) Subject to paragraph (a) of this Section 2 and to Section 4 of this Agreement, in the absence of a Withdrawal Notice, the Trustee shall allow no substitution or withdrawal of any Asset from the Trust Account.

Section 3.  Application of Assets.
            ---------------------

     (a) The Beneficiary hereby covenants to the Grantor that it shall use and apply any withdrawn Assets, without diminution because of the insolvency of the Beneficiary or the Grantor, for the following purposes only:

          (i) to pay or reimburse the Beneficiary for the unpaid or unreimbursed portion of the Grantor's share of any losses and allocated loss expenses paid by the Beneficiary, or of unearned premiums due to the Beneficiary pursuant to the Reinsurance Agreements; if not otherwise paid to the Beneficiary. Grantor's liability to the Beneficiary shall be reduced by any amounts so applied by the Beneficiary.

          (ii) to transfer to the Grantor any Assets credited to the Trust Account when the current fair market value of the Assets including interest received thereon which is actually held in the Trust Account, exceed 105 percent of the actual amount required to fund Grantor's insurer's obligations under the specific reinsurance agreements; and

          (iii) where the Beneficiary has received a Termination Notice (as hereinafter defined) pursuant to Section 10 of this Agreement, and where any of Grantor's obligations remain unliquidated and undischarged 10 days prior to the Termination Date (as hereinafter defined), to withdraw amounts equal to 105 percent of such obligations and deposit such amounts in a separate account, apart from its other Assets, in the name of the Beneficiary, in any qualified United States financial institution as defined in Section 11 hereof, in trust for the uses and purposes specified in subparagraphs (i) and (ii) of this paragraph (a) above as may remain executory after such withdrawal and for any period after the termination date. For the purposes of this subparagraph
                (iii), the phrase the "Trust Account" in subparagraph (ii) of this paragraph (a) shall be deemed to read "the separate account" established pursuant to this subparagraph (iii), and not the "Trust Account" established under this Agreement.

     (b) The Trustee shall have no duty or responsibility whatsoever to determine that any Assets withdrawn from the Trust Account pursuant to
          Section 2, paragraph (a) of this Agreement will be used and applied in the manner contemplated by paragraph (a) of this Section 3.

Section 4.  Redemption, Investment and Substitution of Assets.
            -------------------------------------------------

     (a) The Trustee shall surrender for payment all maturing Assets and all Assets called for redemption without the consent of, but with notice to the Beneficiary, upon condition that the proceeds of such Assets are paid into the Trust Account.

     (b) The Trustee, with the prior written consent of the Beneficiary, may execute instructions for the purchase of Eligible Securities with cash in the Trust Account as the Grantor shall from time to time by written instructions direct the Trustee.

     (c) From time to time, the Grantor may direct the Trustee to substitute Eligible Securities of no less than equal fair market value for other Eligible Securities presently held in the Trust Account. So long as the Beneficiary has consented in writing, the Trustee is authorized to accept such instructions from the Grantor and shall have no responsibility whatsoever to determine the value of such substituted securities, whether the substituted securities are of equal or greater value, or that such substituted securities constitute Eligible Securities.

     (d) All investments and substitutions of securities referred to in Sections 4(b) and 4(c) above shall be made by the Grantor in compliance with the relevant provisions of the Illinois Insurance Code and regulations, as set forth in the definition of "Eligible Securities" in Section 11 of this Agreement. Any instruction or order to the Trustee concerning such investments or substitutions of securities shall be referred to herein as an "Investment Order." The responsibility for investing and reinvesting the Assets in the Trust Account shall be that of the Grantor and, unless and until the Trustee has received an Investment Order from the Grantor which has been consented to in writing by the Beneficiary, the Trustee shall not be required to take any action with respect to the investment and reinvestment of the Assets in the Trust Account. The Trustee shall execute Investment Orders and settle securities transactions by itself or by means of an agent or broker in accordance with accepted industry practices in the relevant market. Any losses incurred from any investment by the Grantor shall be borne by the Trust Account. The Trustee shall not be liable for any loss due to changes in market rates or penalties for early redemption or withdrawal. The Trustee, if requested by the Grantor, may execute such Investment Order and perform any other acts incidental to the performance thereof with brokers, dealers or other similar agents selected, including, if selected by the Trustee, any broker, dealer or similar agent affiliated with the Trustee, for the account and risk of the Trust Account. The Trustee shall not be liable for the acts or omissions or the insolvency of any such broker or agent which is selected by the Grantor. The Trustee shall not be liable for the acts or omissions or the insolvency of any such broker or agent which is selected by the Trustee with reasonable care, unless such broker or agent selected by the Trustee is an affiliate of the Trustee.

     (e) The Trustee shall charge the Trust Account for the payment of all Assets purchased pursuant to the Investment Orders. The Trustee shall not be obligated or required to advance or expend its own funds in respect of the investing or reinvesting of Assets in the Trust Account.

     (f) When the Trustee is directed by an Investment Order to deliver Assets against payment, delivery will be made in accordance with generally accepted market practice.

Section 5.  Income.
            ------

All payments of interest, dividends and other income in respect of Assets in the Trust Account shall be collected by the Trustee and paid to Grantor, until such time as the Trustee is directed otherwise by the Beneficiary. If such payments reduce the value of the Assets held in the Trust Account below 105% of the actual amount required to fund Grantor's obligation to the Beneficiary under the Reinsurance Agreements, then the Beneficiary may direct the Trustee to deposit such payments into the Trust Account.

Section 6.  Right to Vote Assets.
            --------------------

The Trustee shall forward all proxies, other corporate action materials, and such other materials it regularly sends to its customers relating to the securities its holds, to the Grantor. The Trustee shall follow instructions of the Grantor or its designee with regard to voting such proxies and to the extent necessary shall execute and deliver such proxies. The Grantor shall have the full and unqualified right to vote any Assets in the Trust Account. The Trustee, absent instructions from the Grantor or its designees, shall not have any duty or obligation to vote any Assets or take any other discretionary action in respect of a corporate action.

Section 7.  Additional Rights and Duties of the Trustee.
            -------------------------------------------

     (a) The Trustee shall send to Grantor and the Beneficiary a written confirmation of each deposit to, and withdrawal from, the Trust Account within ten (10) days following each such deposit to, or withdrawal from, the Trust Account.

     (b) Before accepting any Assets for deposit to the Trust Account, the Trustee shall determine that such Assets are in such form that the Beneficiary or the Trustee may, upon direction by the Beneficiary, whenever necessary , negotiate such Assets without consent or signature from the Grantor or any person or entity. Grantor shall, when requested by Trustee, execute assignments and endorsements in blank of all securities received in Grantor's name which are delivered to the Trustee for deposit to the Trust Account.

     (c) The Trustee shall have no responsibility whatsoever to determine that any Assets in the Trust Account are or continue to be Eligible Securities.

     (d) The Trustee shall accept and open all mail directed to the Grantor or the Beneficiary in care of the Trustee.

     (e) The Trustee shall furnish to the Grantor and the Beneficiary a complete statement of all Assets and their market valuations in the Trust Account upon the inception of the Trust Account and monthly thereafter. Trustee shall provide market valuations of the Assets in the Trust Account to the extent prices for such Assets can be obtained from recognized pricing services regularly used by the Trustee. The Trustee shall not be responsible for the errors or omissions of such services.

     (f) The Trustee shall allow no substitutions or withdrawals of Assets from the Trust Account, except as permitted in Sections 2 and 4 above and upon written instructions from the Beneficiary.

     (g) Upon reasonable prior written notice from the Grantor or the Beneficiary, the Trustee shall permit the Grantor or the Beneficiary, their respective agents, employees, regulatory examiners or independent auditors to examine, audit, excerpt, transcribe and copy, during the Trustee's normal business hours, the Trustee's books, documents, papers and records relating to the Trust Account or the Assets.

     (h) The Trustee is authorized to follow and rely upon all instructions given by officers named in incumbency certificates and letters of instructions furnished to the Trustee from time to time by the Grantor and the Beneficiary, respectively, and by attorneys-in-fact acting under written authority furnished to the Trustee by the Grantor or the Beneficiary, including, without limitation, instructions given by letter, facsimile transmission, or electronic media, if the Trustee, in good faith, believes such instructions to be genuine and to have been signed, sent or presented by the proper party or parties. The Trustee shall not incur any liability to anyone and shall be held harmless and indemnified by the other parties hereto for any loss, liability or expense for following any instructions, notice or other documents or statement resulting from actions taken by the Trustee in reliance in good faith on such instructions, notice or other documents or statement. The Trustee shall not incur any liability in executing instructions (i) from any attorney-in-fact prior or receipt by it of notice of the revocation of the written authority of the attorney-in-fact or (ii) from any officer of the Grantor or the Beneficiary named in an incumbency certificate delivered hereunder prior to receipt by it of a more current certificate.

     (i) The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall be liable for its own negligence, willful misconduct or lack of good faith, as limited by paragraph (l) below of this Section 7.

     (j) The Trustee shall, for its own protection, maintain insurance coverage with respect to the Assets held in the Trust Account. Such insurance shall be maintained with standard coverage and subject to deductibles as is customary for insurance typically maintained by banks which act as trustees. Trustee will continue to maintain such insurance coverage so long as the Trust Account remains open. Trustee shall provide Grantor with such information as Grantor may reasonably request, and which Trustee customarily provides to its clients, regarding such insurance coverage.

     (k) No provision of this Agreement shall require the Trustee to take any action which, in the Trustee's reasonable judgment, would result in any violation of this Agreement or any provision of law.

     (l) In addition to and not in limitation of any other right granted the Trustee under this Agreement, the Grantor and Beneficiary hereby jointly indemnify the Trustee for and hold it harmless against, any claim, loss, liability, cost, damage or expense (including attorney's fees and expenses) incurred or made without negligence or willful misconduct on the part of the Trustee, arising out of or in connection with the performance of its obligations under this Agreement. In no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever even if the Trustee has been advised as to the possibility of such loss or damage and regardless of the form of action any such loss or damage may be claimed. The provisions in this section shall survive the resignation or removal of the Trustee or the termination of this Agreement.

     (m) Whenever, in the administration of the Trust Account created by this Trust Agreement, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action thereunder, such matter may be deemed to be conclusively proved and established by a statement or certificate signed by or on behalf of Grantor and Beneficiary and delivered to the Trustee and said certificate shall be a full warranty to the Trustee for any action taken, suffered or omitted by it on the faith thereof; but in its discretion, the Trustee may, in lieu thereof, accept other evidence of the fact or matter or may require such other or additional evidence as is reasonable.

     (n) The Trustee may consult with outside counsel selected by it who may be counsel for Grantor or Beneficiary. Grantor shall not have financial responsibility for the fees of such counsel unless Trustee provides advance notice to the Grantor and Beneficiary. The opinion of said counsel shall be full and complete authority and protection for the Trustee with respect to any action taken, suffered or omitted by it in good faith and in accordance with the opinion of said counsel.

Section 8.  The Trustee's Compensation and Expenses.
            ---------------------------------------

     (a) The Grantor shall pay the Trustee, as compensation for its services under this Agreement, a fee mutually agreed to from time to time by the Grantor and the Trustee. The Grantor shall pay or reimburse the Trustee for all of the Trustee's reasonable expenses and disbursements incurred in connection with the performance of its duties in compliance with the terms of this Agreement (including attorney's fees and expenses).

     (b) No Assets shall be used or withdrawn from the Trust Account nor lien, encumbrance or security interest in the Assets permitted or perfected for the purpose of paying compensation to, or reimbursement of the expenses or indemnification of, the Trustee.

     (c) Nothing in this Agreement shall be construed to waive or limit the right of the Trustee under Section 9-116 of the Uniform Commercial Code of the State of New York, as amended, regarding those Eligible Securities received into the Trust Account which were purchased with funds advanced by the Trustee when following an Investment Order, with which the Trustee is authorized to comply pursuant to the terms of this Agreement.

Section 9.  Resignation of the Trustee.
            --------------------------

     (a) At any time the Trustee may resign or the Grantor may, with or without cause, remove the Trustee by giving not less than ninety (90) days written notice thereof to the Beneficiary and to the Grantor in the case of resignation, and to the Trustee and the Beneficiary, in the case of removal. Such resignation or removal shall become effective upon the acceptance of appointment by a successor Trustee and the transfer to such successor Trustee of all Assets in the Trust Account in accordance with paragraph (b) of this Section 9.

     (b) Upon receipt of the Trustee's notice of resignation, the Grantor and the Beneficiary shall appoint a successor Trustee. Any successor Trustee shall be a "Qualified Financial Institution" as defined in
          Section 11. Upon the acceptance of the appointment as Trustee hereunder by a successor Trustee and the transfer to such successor Trustee of all Assets in the Trust Account, the resignation of the Trustee shall become effective. Thereupon, such successor Trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Trustee, and the resigning Agreement.

Section 10.  Termination of the Trust Account.
             --------------------------------

     (a)  Subject to Section 9 hereof, and  except as provided in subparagraph
          (d) of this Section 10, this Agreement may be terminated only after
          (i) the Grantor or the Beneficiary has given the Trustee written notice of its intention to terminate the Trust Account (the "Notice of Intention"), and (ii) the Trustee has given the Grantor and the Beneficiary the written notice specified in paragraph (b) of this
          Section 10. The Notice of Intention shall specify the date on which the notifying Party intends the Trust Account to terminate (the "Proposed Date").

     (b) Within three days following receipt by the Trustee of the Notice of Intention, the Trustee shall give written notification (the "Termination Notice") to the Beneficiary and the Grantor of the date (the "Termination Date") on which the Trust Account shall terminate. The Termination Date shall be (a) the Proposed Date if the Proposed Date is at least 30 days but no more than 45 days subsequent to the date the Termination Notice is given; (b) 30 days subsequent to the date the Termination Notice is given, if the Proposed Date is fewer than 30 days subsequent to the date the Termination Notice is given; or (c) 45 days subsequent to the date the Termination Notice is given, if the Proposed Date is more than 45 days subsequent to the date the Termination Notice is given.

     (c) On the Termination Date, upon receipt of written approval of the termination of the Trust Account from the Beneficiary, the Trustee shall transfer to the Grantor any Assets remaining in the Trust Account, at which time this Agreement, and all duties and obligations of the Trustee with respect to such Assets shall cease.

Section 11.  Definitions.
             -----------

Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both forms of such term are used in this Agreement):

The term "Affiliate" with respect to any corporation shall mean a corporation which directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such corporation.

The term "Beneficiary" shall mean Continental Casualty Company and any statutory successor thereto, including without limitation, its domiciliary rehabilitator, conservator or liquidator.

The term "Control" (including the related terms "controlled by" and "under common control with") shall mean the ownership, directly or indirectly, of more than 50% of the voting stock of a corporation.

The term "Eligible Security" and "Eligible Securities" shall mean securities issued in the United States: (a) that meet the definition set forth in the Illinois Insurance Code and regulations, provided that such securities are issued by an institution that is not the parent, subsidiary or affiliate of either the grantor or the beneficiary; or (b) are acceptable to the Commissioner of Insurance of Illinois, or any replacement regulation adopted pursuant to Illinois law; and (c) that are customarily handled by custodians having professional expertise in securities processing transactions.

The term "person" shall mean and include an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.

The term "Parent" shall mean an institution controlled, directly or indirectly, by another institution.

The term "Qualified Financial Institution" shall have the meaning defined in 215 ILCS 5/173.1 of the Illinois Insurance Code or any replacement statute enacted by the Illinois Legislature.

Section 12.  Governing Law.
             -------------

Except where specific reference is made to specific provisions of Illinois law or regulations, this Agreement shall be subject to and governed by the internal laws of the State of New York.

Section 13.  Successors and Assigns.
             ----------------------

No Party may assign or transfer this Agreement or any of its rights or obligations hereunder, whether by merger, consolidation, sale of all or substantially all of its assets, liquidation, dissolution or otherwise, except as expressly permitted by Section 9 of this Agreement, and except that the Trustee may transfer its rights and obligations to a successor by merger, consolidation or sale of all or substantially all of its domestic custody business upon providing Grantor and Beneficiary with prior written notice of such merger, consolidation or sale.

Section 14.  Severability.
             ------------

In the event that any provision of this Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement.

Section 15.  Entire Agreement.
             ----------------

This Agreement constitutes the entire agreement among the Parties, and there are no understandings or agreements, conditions or qualifications relative to this agreement which are not fully expressed in this Agreement.

Section 16.  Amendments.
             ----------

This Agreement may be modified or otherwise amended, and the observance of any term of this Agreement may be waived, if such modification, amendment or waiver is in writing and signed by the Parties.

Section 17.  Notices, etc.
             ------------

Unless otherwise provided in this Agreement, all notices, directions, requests, demands, acknowledgments and other communications required or permitted to be given or made under the terms hereof shall be in writing and shall be deemed to have been duly given or made (a) (i) when delivered personally, or (ii) in the case of mail delivery, upon the expiration of three days after any such notice, direction, request, demand, acknowledgment or other communication shall have been deposited in the United States mail for transmission by first class mail, postage prepaid, or upon receipt thereof, whichever shall first occur and (b) when addressed as follows:

     If to the Grantor:

          All bank activity statements and periodic Asset lists shall be sent to:
                    AmerInst Insurance Company, Ltd.
                    C/o USA Risk Group, Inc.

                    P.O. Box 1330
                    Montpelier, VT 05601-1330
                    Attn: Rebecca Aitchison
                    Tel: 1-800-422-8141, ext. 329  Fax: 802/229-6280

          All other communications shall be sent to:
                    AmerInst Insurance Company, Ltd.
                    The Vallis Building
                    58 Par-la-Ville Road
                    P O Box HM 1838
                    Hamilton HMHX, Bermuda
                    Attn: Richard Lowther
                    Tel: 441/294-4513  Fax: 441-295-3982

     If to the Beneficiary:

          All bank activity statements and periodic Asset lists shall be sent to:
                    CNA Pro
                    40 Wall Street, 9th Floor
                    New York, NY 10005
                    Attn: Marthy Natsis
                    Tel: 212-440-3377  Fax: 212-440-3382

          All other communications shall be sent to:
                    Continental Casualty Company
                    Attn: Treasurer
                    CNA Plaza, 23 South
                    Chicago, IL 60685
                    Fax: 312-755-5187



     If to the Trustee:

                    The Chase Manhattan Bank
                    3 Chase MetroTech Center - 6th Floor
                    North America Insurance
                    Brooklyn, New York 11245
                    Attn: Ms. Barbara J. Walsh
                    Phone No. (718)-242-8441
                    Fax No.: (718)-242-2017


Each Party may from time to time designate a different address for notices, directions, requests, demands, acknowledgments and other communications by giving written notice of such change to the other Parties. All notices, directions, requests, demands, acknowledgments and other communications relating to the termination of the Trust Account shall be in writing and may not be made or given by prepaid telex, telegraph or telecopier.

Section 18.  Headings.
             --------

The headings of the Sections have been inserted for convenience of reference only and shall not be deemed to constitute a part of this Agreement.

Section 19.  Counterparts.
             ------------

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute but one and the same Agreement.

Section 20.  Taxes.
             -----

Unless they have certified to Trustee their U.S. tax identification numbers as provided for below, Grantor, and to the extent necessary, Beneficiary, shall deliver promptly to Trustee with respect to the Trust Account established under this Agreement, duly completed and executed copies of the proper United States Internal Revenue Service forms: (i) Form W-9, if Grantor or Beneficiary are a U.S. citizen or resident person; and (ii) if Grantor or Beneficiary are a nonresident person, Form 1001, Form 4224, Form W-8 or Form 8709 (as applicable), certifying their status as a nonresident person, and that Grantor or Beneficiary are entitled to receive United States source payments under or in connection with this Agreement without deduction as withholding or at a reduced rate of withholding for United States federal income taxes. Grantor, and to the extent necessary, Beneficiary, agree to provide duly executed and completed updates of such form(s) (or successor applicable forms), on or before the date that such form(s) expire or become obsolete or after the occurrence of an event requiring a change in the most recent form previously delivered by Grantor or Beneficiary to Trustee.

Grantor shall be responsible for the payment of all taxes relating to the Assets in the Trust Account. Trustee is authorized to deduct from the cash received or credited to the Trust Account any taxes or levies required by the United States for whatever reason in respect of the Trust Account.

Grantor and Beneficiary further agree to pay, indemnify, and hold Trustee and Trustee's agents harmless from and against any and all liabilities, penalties, interest or additions to tax with respect to, or resulting from, any delay in, or failure by, Trustee or them (i) to pay, withhold or report any Federal, state or foreign taxes imposed on, or in respect of, the property held in the Trust Account, or this Agreement, or (ii) to report interest, dividend or other income paid or credited to the Trust Account, whether such failure or delay by Trustee to pay, withhold or report tax or income is a result of Grantor's or Beneficiary's failure to comply with the terms of this sub-paragraph, or Trustee's own acts or omissions; provided, however, Grantor and Beneficiary shall not be liable to Trustee for

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

any penalty or additions to tax due as a result of Trustee's or Trustee's agents failure to pay or withhold tax or to report to us interest, dividend or other income paid or credited to the Trust Account solely as a result of Trustee's or their agents' negligent acts or omissions.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.



                                    GRANTOR


                                    By:   /s/ Paul Bailie
                                         ------------------------
                                    Name: Paul Bailie
                                    Title: President

                                    By:   /s/ Richard Lowther
                                         ------------------------
                                    Name: Richard Lowther
                                    Title: Vice President and Treasurer



                                    BENEFICIARY

                                    By:  /s/ Pamela S. Dempsey
                                         ------------------------
                                    Name: Pamela S. Dempsey
                                    Title: Vice President and Treasurer

                                    By:  /s/ J. Gregory McClain
                                         ------------------------
                                    Name: J. Gregory McClain
                                    Title: Assistant Vice President and
                                           Assistant Treasurer

                                    TRUSTEE

                                    By:
                                         ------------------------
                                         Title:

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